Exhibit 99.1 Corporate Overview Developing New Therapies for Rare Respiratory Diseases January 2024

Safe Harbor Statement Savara Inc. (“Savara” or the “Company”) cautions you that statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by the use of words such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Such statements include, but are not limited to, statements regarding the nature, strategy and focus of Savara; the Savara investment thesis; the timing, design and other matters related to clinical trials of our product candidate; the safety, efficacy and projected development timeline of our product candidate; the potential health benefits of our product candidate; our anticipated corporate milestones; the potential market size, commercial opportunity, and competitive landscape for our product; Savara’s disease awareness campaign and GM-CSF autoantibody testing, and the potential impact of those programs; and the sufficiency of our resources to fund the advancement of our development program and potential sources of additional capital. Savara may not actually achieve any of its plans or product development goals in a timely manner, if at all, or otherwise carry out its current intentions or meet the expectations or projections disclosed in its forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Savara's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the risks and uncertainties related to the impact of widespread health concerns impacting healthcare providers or patients and geopolitical conditions on our business and operations; risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations; the availability of sufficient resources for our operations and to conduct or continue planned clinical development programs; the timing and ability of Savara to raise additional capital as needed to fund continued operations; the ability to successfully conduct clinical trials for our product candidate; the ability to successfully develop our product candidate; and the risks associated with the process of developing, obtaining regulatory approval for and commercializing drug candidates that are safe and effective for use as human therapeutics. The risks and uncertainties facing Savara are described more fully in Savara's filings with the Securities and Exchange Commission including our filings on Form 8-K, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2023. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date on which they were made. Savara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 © Savara Inc. All Rights Reserved.

Executive Leadership Team Matthew Pauls, J.D., M.B.A. Chair & Chief Executive Officer Ray Pratt, M.D. FACP Anne Erickson Dave Lowrance Rob Lutz, M.B.A. Chief Medical Officer Chief Business Officer Chief Financial & Administrative Officer Chief Operating Officer Scott Wilhoit Yasmine Wasfi, M.D., Ph.D. EVP, Global Commercial SVP, Head of Clinical Development 3 © Savara Inc. All Rights Reserved.

Single Phase 3 program with high probability of success Investment Thesis – Top line data expected end of 2Q24: ▪ Molgramostim nebulizer solution (molgramostim) in autoimmune pulmonary alveolar proteinosis (aPAP) ▪ Favorable efficacy and safety data generated from the first IMPALA trial ▪ Pivotal Phase 3 trial underway • Builds on key learnings from IMPALA Strong global commercial opportunity ▪ Significant unmet need – potential to be first and only approved treatment for aPAP globally ▪ Chronic dosing expected ▪ Market expansion opportunities As a novel inhaled biologic, molgramostim has: ▪ 12-year biologic exclusivity in U.S. ▪ Potential for a long-term, durable revenue stream with biosimilar competition unlikely 4 © Savara Inc. All Rights Reserved.

Molgramostim Key Highlights

2012

Molgramostim granted Orphan Drug Designation

FDA

2019

Molgramostim granted Fast Track Designation for aPAP

FDA

IMPALA top line results

Molgramostim granted Breakthrough Therapy Designation for aPAP

FDA

2020

IMPALA results published in *New England Journal of Medicine*

2021

IMPALA-2 first patient dosed

2022

UK's Medicines and Healthcare Products Regulatory Agency (MHRA) awarded molgramostim Innovation Passport and Promising Innovative Medicine Designations

MHRA

IMPALA-2 prespecified DMC* #1: Positive review

2023

IMPALA-2 prespecified DMC* #2: Positive review

IMPALA-2 enrollment completed (n=164, target was 160)

Q1 Q2 Q3 Q4 | Q1 Q2 Q3 Q4 | Q1 Q2 Q3 Q4 | Q1 Q2 Q3 Q4 | Q1 Q2 Q3 Q4

*The Data Monitoring Committee (DMC) conducted two pre-planned evaluations of IMPALA-2 to assess safety and sample size. In both cases the DMC recommended that the study continue unmodified.

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SAVARA

Molgramostim Molgramostim for Autoimmune Pulmonary Alveolar Proteinosis (aPAP)

aPAP: An Autoimmune Disease of Alveolar Macrophage Dysfunction GM-CSF Autoantibodies GM-CSF Normal Alveolus Alveolus in PAP NORMAL LUNG aPAP FUNCTION Thin surfactant layer Thick surfactant layer Rare lung disease caused by GM-CSF Alveoli need surfactant to keep autoantibodies which block from collapsing Alveolar epithelial cells GM-CSF signaling and GM-CSF reduce surfactant clearance. GM-CSF GM-CSF is critical for alveolar GM-CSF This results in: autoantibodies macrophage function and allows for alveolar surfactant homeostasis, Surfactant accumulation that structure, function, and host defense Foamy blocks movement of oxygen from alveolar the alveoli into the blood Normal macrophage alveolar (lipid filled) macrophage Normal Reduced blood oxygenation that Reduced oxygen delivery makes it hard to breath and, oxygen delivery ultimately, hypoxemic respiratory Air-filled alveolus Surfactant-filled alveolus failure 7 © Savara Inc. All Rights Reserved.

Molgramostim Has the Potential to Improve Lung Function Molgramostim may improve lung function by stimulating alveolar macrophages to clear surfactant from the lungs Following molgramostim treatment, a White lines, called “crazy paving,” reduction in “crazy paving” was observed are a hallmark symptom of aPAP High resolution chest CT scan of aPAP patient High resolution chest CT scan of aPAP patient at baseline (week 0) after treatment (week 24) From IMPALA trial 8 © Savara Inc. All Rights Reserved.

aPAP is a Rare, Long-Term, Chronic Disease Progressive Shortness of Breath Fatigue, Decreased Exercise Tolerance ▪ Fatigue and significantly reduced exercise capacity can ▪ Gas exchange in the lungs is impaired and dramatically impact the simplest of daily activities, e.g., patients may experience shortness of breath getting winded walking up a flight of stairs ▪ At first it occurs upon exertion, but as disease progresses, it can occur even when a person is at rest Cough and Episodes of Fever Fibrosis and Lung Transplant ▪ Cough, sputum production, and episodes of fever, ▪ In the long-term, the disease can lead to serious especially if secondary lung infection develops complications, including fibrosis, and may lead to the need for lung transplantation There are no approved drugs for the treatment of aPAP. Only option is whole lung lavage, an invasive procedure. 9 © Savara Inc. All Rights Reserved.

Unmet Need: aPAP Patients Have Significantly Higher Rates of 1 Healthcare Utilization and Comorbidities Charlson Outpatient visits Comorbidity Index +66% 3.5x (~17 per year) (CCI)* Vs. Vs. matched matched controls controls PAP: 1.84 ± 2.48 PAP: 17.30 ± 13.77 Age and Gender Matched Controls: 0.55 ± 1.44 Age and Gender Matched Controls: 10.40 ± 11.38 P value: <0.0001 P value: <0.01 *Developed to classify comorbid conditions which may influence mortality risk. Most widely used comorbidity index used to determine survival rates in patients with multiple comorbidities. Longer hospital stays Emergency Room Visits +38% 3.0x (~16 days per year) (~1.5 per year) Vs. Vs. matched matched controls controls PAP: 1.49 ± 1.17 PAP: 15.96 ± 20.71 Age and Gender Matched Controls: 1.08 ± 0.27 Age and Gender Matched Controls: 5.40 ± 5.07 P value: 0.014 P value: 0.027 10 © Savara Inc. All Rights Reserved. 1: McCarthy et al. Orphanet Journal of Rare Diseases (2018) 13:129

- Whole lung lavage physically removes excess surfactant from the lungs and requires hospitalization
- Performed under general anesthesia
- Unavailable at many medical institutions

Whole Lung Lavage is an Invasive Procedure Performed in a Tertiary Center and is Not Standardized



SALINE FLUID
VENTILATOR
LAVAGE LUNG WITH SURFACTANT ACCUMULATION
VENTILATED LUNG
DOUBLE-LUMEN ENDOTRACHEAL TUBE



Requires insertion of double-lumen endobronchial tube for lung separation

Treated lung is repeatedly filled with up to 15-50L of saline and then drained by gravity

Patient is percussed to emulsify the surfactant sediment

Saline is drained by gravity and continued until lavage fluid becomes clear

Sources: 1: Campo, Assessment and Management of PAP in a Reference Center, Orphanet Jour. of Rare Dis., 2013; 2: Campo, Nat. History of PAP Data from Italian Nat. Reference Center, ERJ, 2019.; Seymour, J. J. Pulmonary alveolar proteinosis: Progress in the First 44 Years, Am. J. Respir Crit. Care Med, 2002. 3: Udwadia, Jain. NEJM (2007) 357:19, 4 McCarthy, Autoimmune Pulmonary Alveolar Proteinosis, Amer. Journal of Respiratory and Critical Care Med., 2022.

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© Savara Inc. All Rights Reserved.
SAVARA

Complications and Short-Comings of Whole Lung Lavage Short Comings Potential Complications ▪ Rib fracture▪ Treatment fails to address underlying cause of the disease ▪ Hypoxia ▪ Patients continue to experience ▪ Pneumothorax (collapsed lung) symptomatic deterioration between procedures – and can require more ▪ Hydrothorax (fluid in pleural cavity) than one whole lung lavage ▪ Superimposed infection ▪ Rollercoaster ride of improvement ▪ Acute Respiratory Distress and decline Syndrome (ARDS) ▪ The procedure, performed under general anesthesia, is not standardized (nor is requirement for WLL) and remains highly operator- dependent 12 © Savara Inc. All Rights Reserved.

Historically, Without a Broadly Available Diagnostic for aPAP, the Journey to Diagnosis Can Be Long and Misdiagnosis Common

- **3-36 months[1]: Range for aPAP time-to-diagnosis**
- **18 months[2]: Average delay caused by misdiagnosis (e.g., pneumonia or asthma)**
- **Diagnostic workup frequently involves multiple tests and invasive procedures, including**
  - Pulmonary function tests
  - Arterial blood gas analysis
  - Chest radiographs
  - CT scans
  - Bronchoalveolar lavage (BAL) cytology and/or lung histopathology[3]
  - Transbronchial biopsy, surgical lung biopsy, or both

U.S. National PAP Registry[4] indicates many patients with PAP are diagnosed via an invasive transbronchial biopsy, surgical lung biopsy, or both[3]



Surgical Biopsy 30%
Transbronchial Biopsy 29%
Surgical plus Transbronchial Biopsy 23%
No Biopsy 18%

Sources: 1: Campo Orphanet J Rare Dis 2013; 2: Trapnell Nat Rev Dis Primers 2019; 3: McCarthy Chest 2019; 4: Trapnell PAP Registry http://clinicaltrials.gov/ct2/show/

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© Savara Inc. All Rights Reserved.

SAVARA

Savara Investigational Drug-Device Treatment for aPAP Molgramostim nebulization time = 3-5 minutes ▪ Once daily 300 µg inhaled molgramostim ▪ Proprietary Pari eFlow® Nebulizer System • Optimized for molgramostim administration • Well-established manufacturer of devices used for inhalation therapy • Pari has 5 FDA approved nebulizers 14 © Savara Inc. All Rights Reserved.

IMPALA Clinical Trial Design



Period 1: Double-blind
Period 2: Open-label
Screening
n=46
molgramostim 300 µg daily dosing
n=45
molgramostim 300 µg intermittent dosing*
n=47
placebo
molgramostim 300 µg intermittent dosing*
BL
W8
W16
W24
W48
= Primary efficacy analyses

Primary Endpoint

- Change from baseline in $A\text{-}aDO_2$**

Primary analysis was continuous dose vs. placebo

Key Secondary Endpoints

- 6-minute walk distance
- SGRQ***
- Time to whole lung lavage/requirement for whole lung lavage

Secondary endpoints were analyzed in parallel and corrected for multiplicity

*One week on, one week off

**A-aDO2: Gas exchange measure used to calculate difference between oxygen concentration in the alveoli and arterial system

***St. George's Respiratory Questionnaire: Patient-reported Quality of Life tool measuring impact on overall health, daily life, and perceived well being

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© Savara Inc. All Rights Reserved.

SAVARA

IMPALA Trial Did Not Meet the Primary Endpoint



Change in A-aDO2 From Baseline[1]
Over 24-weeks (ITT)
FAS
Placebo (n=47)
Intermittent (n=45)
Continuous (n=46)
Mean Change (mmHg)
0
-4
-8
-12
0
4
12
24
Week

Continuous Once Daily (QD) Dosing Regimen

Full Analysis Set (FAS)*
Estimated treatment difference of -4.6 mmHg (p=0.17)

Revised FAS**
Estimated treatment difference of -6.5 mmHG (p=0.025)

*Protocol specified analysis (ITT).

**Revised analysis excluded 4 patients using supplemental oxygen during testing (placebo: n=2, intermittent: n=1, continuous: n=1).

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1: Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM, 2020.
© Savara Inc. All Rights Reserved.

IMPALA: DLCO and SGRQ Showed Robust Improvement with Continuous Once Daily (QD) Dosing Regimen Change in St. George’s Respiratory Questionnaire Change in Diffusion Capacity for Carbon Monoxide 1 1 (SGRQ) From Baseline Over 24-weeks (FAS) (DLCO) From Baseline Over 24-weeks (FAS) 1 20 0 16 -4 12 -8 8 -12 4 0 -16 0 4 8 12 16 20 24 0 4 12 24 Week Week QD estimated treatment difference of QD estimated treatment difference of 7.9% predicted (p=0.007) 7.6 points (p=0.01) Became Primary Endpoint in IMPALA-2 Became Key Secondary Endpoint in IMPALA-2 17 1: Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM, 2020. © Savara Inc. All Rights Reserved. Results not adjusted for multiplicity. Mean Change (% Predicted) Mean Change (Score)

IMPALA Open-Label Data Showed Sustained Effect, or Continued Improvement, after Longer-Term Drug Exposure Mean Change in DLCO Mean Change in SGRQ Total Score Use of Whole Lung Lavage During 1 1 1 Over Time Over Time the Blinded Treatment Period Blinded Period Open-Label Period 24 Hazard ratio for All patients received All patients received Time to First Whole molgramostim intermittent molgramostim intermittent Lung Lavage vs 20 dosing dosing Placebo 16 12 Rate ratio for Frequency of Whole Lung Lavage 8 vs Placebo 4 0.01 0.1 1 10 100 0 0 8 16 24 36 48 60 72 Molgramostim Placebo n=44 n=43 n=40 n=19 Week Better Better n=46 n=42 n=41 n=18 Continuous molgramostim Placebo Intermittent molgramostim Dosing schedules for blinded and open-label periods were different. 18 1: Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM, 2020. © Savara Inc. All Rights Reserved. Mean Change (% Predicted)

IMPALA Safety Overview % PATIENTS WITH ADVERSE EVENTS (AEs) DURING DOUBLE-BLIND TREATMENT PERIOD* Category Continuous molgramostim Placebo (Patients with AEs >5% in double-blind treatment period) (n=46) (n=47) Any adverse event 84.8% 87.2% Most common adverse events Cough 32.6% 23.4% Chest pain 21.7% 2.1% Nasopharyngitis 15.2% 12.8% Headache 13.0% 14.9% Dyspnea 10.9% 8.5% Productive cough 8.7% 6.4% Adverse events possibly or probably related to the intervention 32.6% 29.8% Adverse events leading to discontinuation of the intervention 4.3% 2.1% *Trapnell, Inhaled Molgramostim Therapy in aPAP, NEJM Supplementary Appendix, 2020 19 © Savara Inc. All Rights Reserved.

Phase 3 IMPALA-2 Trial Design Leverages IMPALA Key Learnings

Top Line Data Expected End of 2Q24

Period 1: Double-blind **Period 2: Open-label**

6-Week Screening

- DLCO ≤70% predicted at first screening and baseline
- Change in % predicted <15% points to ensure stably impaired patients



n=80
molgramostim 300 µg daily dosing
n=80
placebo
BL
W24
W48
molgramostim 300 µg daily dosing
W144
= Primary efficacy analyses
= Durability of efficacy / safety

Primary Endpoint

- Change from baseline in DLCO
  - 90% powered to detect 5.7% predicted difference with standard deviation of 11*

Secondary Endpoints

- SGRQ Total Score
- SGRQ Activity Score
- Exercise capacity using treadmill test

**Based on patient level data from IMPALA that best matches expected population for IMPALA-2*

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© Savara Inc. All Rights Reserved.

SAVARA

IMPALA-2 Study Design Leveraged Lessons from IMPALA

IMPALA



Period 1: Double-blind
Period 2: Open-label
Screening
n=46
molgramostim 300 µg daily dosing
n=45
molgramostim 300 µg intermittent dosing
n=47
placebo
molgramostim 300 µg intermittent dosing
W48
BL
W8
W16
W24
=Primary efficacy analyses

Primary Endpoint (Gas Exchange: surrogate measure): A-aDO2
- Requires subject arterial blood draw
- Not repeatable

Supplemental Oxygen and Primary Endpoint: Supplemental oxygen not allowed during measurement of A-aDO2

DLCO Screening Criteria: Vital capacity not improved by more than 5% and/or DLCO not improved by more than 10% as assessed by medical records

DLCO Variability Management: No standardization across sites

Key Secondary Endpoints:
- SGRQ Total
- 6-minute walk distance
- Time-to/requirement for whole lung lavage

Patients Per Arm On Continuous Molgramostim: ~46

Double Blind Period: 24 weeks

Sites: 34

IMPALA-2



Period 1: Double-blind
Period 2: Open-label
Screening
n=80
molgramostim 300 µg daily dosing
n=80
placebo
molgramostim 300 µg daily dosing
W144
BL
W24
W48
=Primary efficacy analyses
=Durability of efficacy / safety

Primary Endpoint (Gas Exchange: surrogate measure): DLCO
- Requires subject to blow into a tube
- Repeatable

Supplemental Oxygen and Primary Endpoint: Not physically feasible to be on supplemental oxygen during measurement of DLCO

DLCO Screening Criteria: DLCO <70% predicted, <15-point % predicted change during screening

DLCO Variability Management: Device standardized across sites, real-time overread

Key Secondary Endpoints:
- SGRQ Total
- SGRQ Activity
- Exercise Treadmill Test

Patients Per Arm On Continuous Molgramostim: ~82

Double Blind Period: 48 weeks (Primary/key secondaries measured at W24)

Sites: 54

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© Savara Inc. All Rights Reserved.

DLCO: Lung Function Test

- **Diffusing capacity of the lungs for carbon monoxide (CO)**
- **Measures how well oxygen passes from the air sacs of the lungs into the blood**
- **Can indicate the efficiency of lung gas transfer and the presence of respiratory problems**

American Thoracic Society (ATS), European Respiratory Society (ERS)

IMPALA-2 PROTOCOL FOR DLCO ASSESSMENT

- Conducted in accordance with ATS/ERS* guidelines
- Supplemental oxygen discontinued 15 minutes before assessment
- O_2 saturation must be stable before assessment (≤2% points over 5 min.)
- Up to 5 assessments allowed to obtain at least 2 acceptable/repeatable measurements
- Cloud-based, real-time overreads at the time of assessment ensure reliability and accuracy of the result

EasyOne Pro device used at all IMPALA-2 sites



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© Savara Inc. All Rights Reserved.

SAVARA

MOLGRAMOSTIM IN aPAP REGULATORY DESIGNATIONS ▪ Orphan Drug Designation, Europe (eligible for 10 years exclusivity) ▪ Orphan Drug Designation, U.S. (eligible for 7 years exclusivity) Molgramostim ▪ Fast Track Designation, U.S. ▪ Breakthrough Therapy Designation, U.S. Regulatory ▪ Innovation Passport Designation, U.K. Landscape ▪ Promising Innovative Medicine Designation, U.K. IMPALA-2 ▪ Trial design endorsed by regulatory authorities in the U.S., Canada, Japan, South Korea, Australia, U.K., and countries in Europe where the trial is being conducted BIOLOGIC EXCLUSIVITY ▪ Upon Biologics License Application (BLA) approval FDA would grant 12 years marketing exclusivity 23 © Savara Inc. All Rights Reserved.

Commercial Outlook

aPAP Diagnosed Prevalence Before and After Broad Availability of GM-CSF Autoantibody Testing

Current Diagnosed Prevalence Before Broad GM-CSF Autoantibody Testing

Published aPAP Epidemiology Studies

REFERENCE	METHODOLOGY	INCIDENCE PER MILLION	DIAGNOSED PREVALENCE PER MILLION	IMPLIED US PATIENTS	IMPLIED EU PATIENTS	IMPLIED JAPAN PATIENTS	TOTAL IMPLIED PATIENTS
DIAGNOSED PREVALENCE							
Inoue 2008	Registry based in Niigata, Japan	0.48 (0.23-1.00)	6.2 (3.8-10.3)	~2,058	~2,325	~775	~5,158
McCarthy 2018	US insurance claims data, 2008-2012	Not reported	6.3 (5.2-7.6)	~2,092	~2,363	~788	~5,243

Diagnosed Prevalence After Broad GM-CSF Autoantibody Testing

REFERENCE	METHODOLOGY	INCIDENCE PER MILLION	DIAGNOSED PREVALENCE PER MILLION	IMPLIED US PATIENTS	IMPLIED EU PATIENTS	IMPLIED JAPAN PATIENTS	TOTAL IMPLIED PATIENTS
DIAGNOSED PREVALENCE							
Kitamura 2019	Update of Niigata registry	1.66 (1.2-2.2)	26.6 (9.0-73.0)	~8,831	~9,975	~3,325	~22,131

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CONFIDENTIAL
© Savara Inc. All Rights Reserved.

SAVARA

Re-analysis of Claims Dataset Estimates There Are ~5,000 aPAP Patients in the U.S.

ANALYSIS OF COMPREHENSIVE CLAIMS DATASET

Real-World Claims Dataset:

- **300M+ unique, active patients**
- **89-99% providers/sites of care**
- **Counted PAP ICD9/10 diagnosis claims**

APPLIED MACHINE LEARNING (ML) MODEL TO SAME CLAIMS DATASET

ML model identified patients who have high likelihood of PAP, but are not yet diagnosed (patients were required to have either a bronchoscopy, BAL, or lung lavage in their claims history)


~3,600*
U.S. patients with at least 1 PAP ICD9/10 diagnosis code in claims history
~1,400
Additional U.S. patients with high likelihood of aPAP based on claims history

~5,000 estimated aPAP patients in the U.S., based on identified PAP claims history and machine learning assessment

Data from 2023 U.S. insurance claims analysis conducted by Savara. Highly likely patients: ≥ 2 PAP diagnosis claims, likely patients: 1 PAP diagnosis claim

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CONFIDENTIAL
© Savara Inc. All Rights Reserved.

December 2023: Launched HCP Disease Awareness Campaign and No-Cost GM-CSF Autoantibody Testing in U.S.

1,111 affiliated accounts* with ≥2 aPAP diagnosis claims


UNITED STATES

~15K
Pulmonologists in the US

~5K
HCPs with diagnosed or machine-learning suspected PAP patients

~120
Pulmonology centers

~10
PAP clinical centers

www.apapclearpath.com


aPAP ClearPath
Could your patient's symptoms be masking aPAP?


A CLEAR PATH TO DIAGNOSING aPAP

U.S. HCP Website

- Increase HCP awareness of aPAP, including hallmark symptoms of the disease
- Educate HCPs on need for routine GM-CSF autoantibody testing
- REQUEST THE TEST: Order a simple, non-invasive, no-cost GM-CSF autoantibody blood test

Patient Advocacy Group Partnerships/Memberships

NTM ir — NTM Info & Research, Inc.

NORD — National Organization for Rare Disorders

PAP FOUNDATION

American Lung Association.

- *Any hospital and health system the diagnosing HCP is affiliated with (within the U.S. claims database).
- Data on file.

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© Savara Inc. All Rights Reserved.
SAVARA

Molgramostim: Global Commercial Opportunity

Significant Unmet Need

- **High disease burden**
- **Strong market expansion potential** via disease awareness campaign, broad access to GM-CSF autoantibody testing

Rare Disease Infrastructure

- **Orphan disease-like infrastructure in U.S.** – field-based team of ~15-30
- **OUS commercial strategy optionality** – go-it-alone, regional partnerships, etc.


Significant
Commercial
Opportunity

Molgramostim

- **Potential first and only approved treatment for aPAP globally** – WLL (standard of care) is invasive and not standardized
- **Dosing expected to be chronic,** providing long-term revenue stream
- **Assumed pricing power consistent with analogous orphan drug biologics**

Long Term Exclusivity

- **12-year biologic exclusivity in the U.S. and biosimilar competition unlikely**

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*Compared to matched controls. Data on file
© Savara Inc. All Rights Reserved.
SAVARA

Financials

- **Well capitalized into 2026**
  - ~$168M in cash*
- **Strong investor support with coverage from 6 equity research analysts**

Financial Highlights

ANALYST COVERAGE

Evercore ISI	Liisa Bayko, MSC, MBA
Guggenheim Securities	Vamil Divan, MD, MBA
H.C. Wainwright	Andrew Fein
Jefferies	Andrew Tsai
Oppenheimer	Francois Brisebois
Piper Sandler	Yasmeen Rahimi, PhD

Cash, cash equivalents, and short-term investments as of 9/30/23

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© Savara Inc. All Rights Reserved.
SAVARA

Single Phase 3 program with high probability of success Investment Thesis – Top line data expected end of 2Q24: ▪ Molgramostim nebulizer solution (molgramostim) in autoimmune pulmonary alveolar proteinosis (aPAP) ▪ Favorable efficacy and safety data generated from the first IMPALA trial ▪ Pivotal Phase 3 trial underway • Builds on key learnings from IMPALA Strong global commercial opportunity ▪ Significant unmet need – potential to be first and only approved treatment for aPAP globally ▪ Chronic dosing expected ▪ Market expansion opportunities As a novel inhaled biologic, molgramostim has: ▪ 12-year biologic exclusivity in U.S. ▪ Potential for a long-term, durable revenue stream with biosimilar competition unlikely 31 © Savara Inc. All Rights Reserved.

Thank You